Accrued liabilities and other payables	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Accrued liabilities and other payables	Other current liabilities

(in KUSD)	December 31, 2022	December 31, 2021
Payroll and social charges	16,306	16,063
R&D costs	40,171	20,320
GTN sales adjustments (1)	1,595	1,386
Other (2)	14,963	12,728
	73,035	50,497
(1) See note 7, “Revenue recognition.”
(2) Other includes the short-term component of the Deferred royalty obligation as of December 31, 2022 and 2021. See note 27, “Deferred royalty obligation.”
The increase in Other current liabilities is primarily related to the increase in R&D costs due to manufacturing activities to support the ADCT-212 program as well as our continued clinical trials to expand the potential market opportunities for ZYNLONTA in earlier lines of therapy and build our pipeline.